UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30684	20-1303994
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2560 Junction Avenue, San Jose, California 95134

(Address of principal executive offices, zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 contains additional financial information related to our merger with Opnext, Inc. (the “Merger”), which we completed on July 23, 2012.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 27, 2012, we filed a Current Report on Form 8-K (the “Report”) reporting the completion of the Merger. On October 5, 2012 we filed Amendment No. 1 to the Report to provide the historical audited information of Opnext, Inc. (“Opnext”) and unaudited pro forma financial information that was required to be filed under Item 9.01 of Form 8-K in connection with the completion of the Merger. We are now filing this Amendment No. 2 to the Report to provide additional historical unaudited financial information and unaudited pro forma financial information of Opnext.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Unaudited and unreviewed condensed consolidated financial statements of Opnext, including the unaudited condensed consolidated balance sheets as of June 30, 2012 and March 31, 2012, and the statements of operations, comprehensive loss and cash flows of Opnext for the three months ended June 30, 2012 and June 30, 2011, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.1 hereto. The condensed consolidated balance sheet as of March 31, 2012 has been derived from the audited financial statements as of such date, but does not include all disclosures required by U.S. GAAP. The condensed consolidated statements of operations and cash flows for the three months ended June 30, 2011 have been derived from the unaudited, reviewed financial statements as of such date.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined statements of operations describing the pro forma effects of the business combination on Oclaro, Inc.’s unaudited condensed consolidated statements of operations for the fiscal year ended June 30, 2012 and for the three months ended September 29, 2012, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.2 hereto.

(d) Exhibits.

Number	Description

99.1	Unaudited and unreviewed condensed consolidated financial statements of Opnext, Inc., including the unaudited condensed consolidated balance sheets as of June 30, 2012 and March 31, 2012, and the statements of operations, comprehensive loss and cash flows of Opnext, Inc. for the three months ended June 30, 2012 and June 30, 2011, and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial statements describing the pro forma effects of the business combination on Oclaro, Inc.’s unaudited condensed consolidated statements of operations for the fiscal year ended June 30, 2012 and for the three months ended September 29, 2012, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: December 28, 2012	By:	/s/ Jerry Turin
Jerry Turin
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Unaudited and unreviewed condensed consolidated financial statements of Opnext, Inc., including the unaudited condensed consolidated balance sheets as of June 30, 2012 and March 31, 2012, and the statements of operations, comprehensive loss and cash flows of Opnext, Inc. for the three months ended June 30, 2012 and June 30, 2011, and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial statements describing the pro forma effects of the business combination on Oclaro, Inc.’s unaudited condensed consolidated statements of operations for the fiscal year ended June 30, 2012 and for the three months ended September 29, 2012, and the notes related thereto.